REGISTRATION NO. 333-81147
                                                               ICA NO. 811-09399



    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 31, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                 ACT OF 1933                          |_|


                        Pre-Effective Amendment No.  2                |_|
                                                    ----

                        Post-Effective Amendment No.                  |_|
                                                    ----

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940                      |_|


                        Pre-Effective Amendment No. 2                 |_|
                                                   ----
                                    ---------

                        Post-Effective Amendment No.                  |_|
                                   ----------



                        (Check Appropriate Box or Boxes)

                          INVESTA MANAGEMENT CO., INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                                551 Fifth Avenue
                            NEW YORK, NEW YORK 10176
                            -------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (212) 599-4338
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)

                                  Michael Miola
                          American Data Services, Inc.
                         The Hauppauge Corporate Center
                                150 Motor Parkway
                            HAUPPAUGE, NEW YORK 11788
                           --------------------------
                     (Name and Address of Agent For Service)

                                 With a copy to:

                             Thomas R. Westle, Esq.
                             Spitzer & Feldman P.C.
                                 405 Park Avenue
                               New York, NY 10022

                 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE
                ------------------------------------------------
                 (Approximate Date of Proposed Public Offering)

                             SHARES OF COMMON STOCK
                             ----------------------
                     (Title of Securities Being Registered)

           It is proposed that this filing will become effective (check appropriate box):


  |_|       immediately upon filing pursuant to paragraph (b).
  |_|       on (date) pursuant to paragraph (b).
  |_|       60 days after filing pursuant to paragraph (a)(1).
  |_|       on (date) pursuant to paragraph (a)(1).
  |_|       75 days after filing pursuant to paragraph (a)(2).
  |_|       on (date) pursuant to paragraph (a)(2) of Rule 485.

           THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

                          INVESTA MANAGEMENT CO., INC.

THE SUPER INDEX FUND
THE INVESTMENTWIZARD FUND

                                   PROSPECTUS

MARCH 20, 2000



THE SUPER INDEX FUND seeks to provide investors with annual returns that exceed the annual returns of the Standard & Poor's 500 Composite Market Index (the "S&P 500 Index") by (i) investing at least 90% of the Fund's assets in a diversified portfolio of common stocks in order to replicate the proportionate holdings of the S&P 500 Index, and (ii) implementing a proprietary option strategy developed by Investa, Inc. (the "Adviser").


THE INVESTMENTWIZARD FUND seeks to provide investors with long-term capital appreciation by investing in a diversified portfolio of equity securities of U.S. and non-U.S. companies which have demonstrated fundamental investment value and favorable growth prospects and by implementing a proprietary option strategy developed by the Adviser.




















THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

RISK/RETURN SUMMARY..........................................................3

PERFORMANCE..................................................................5

FEES AND EXPENSES OF THE FUNDS...............................................6

THE SUPER INDEX FUND.........................................................7

THE INVESTMENTWIZARD FUND....................................................8

RISKS OF INVESTING IN THE FUNDS.............................................10

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..............................13

VALUATION OF SHARES.........................................................15

HOW TO PURCHASE SHARES......................................................16

HOW TO REDEEM SHARES........................................................18

SHAREHOLDER SERVICES........................................................21

DIVIDENDS AND DISTRIBUTIONS.................................................23

DISTRIBUTION AND SERVICE PLAN...............................................23

TAX STATUS..................................................................24

PERFORMANCE INFORMATION.....................................................24

GENERAL INFORMATION.........................................................25

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.....................25

COUNSEL AND INDEPENDENT AUDITORS............................................25

FINANCIAL HIGHLIGHTS........................................................25

FOR MORE INFORMATION........................................................26

                               RISK/RETURN SUMMARY

1.   THE SUPER INDEX FUND
     --------------------

     INVESTMENT OBJECTIVE:
     --------------------

- The Fund seeks to provide investors with annual returns which exceed the annual returns of the S&P 500 Index.

      PRINCIPAL INVESTMENT STRATEGIES:
      -------------------------------

- Invest at least 90% of the Fund's assets in S&P 500 Index Securities to replicate the proportionate holdings of the S&P 500 Index, an unmanaged index which represents a significant portion of the market value of all common stocks publicly traded in the United States. The Adviser seeks to achieve a correlation between the performance of the Fund and the S&P 500 Index of at least 0.95, after expenses. A correlation of 1.00 would mean that the Fund and the S&P 500 Index were perfectly correlated.

- Invest primarily in Standard & Poor's Depositary Receipts ("SPDRs") until the Adviser believes the Fund has sufficient assets ($3 million) to replicate the S&P 500 Index.

- Seek to enhance the Fund's performance by using a proprietary option strategy, the "Investa Overwriting Strategy", which involves trading, for hedging purposes and/or direct investment, Standard & Poor's 100 Index Options, Standard & Poor's 500 Index Options or certain other index options that the Adviser believes will correlate with the S&P 500 Index (collectively "Index Options"). The Fund may use up to 10% of its assets to implement the Investa Overwriting Strategy.

      PRINCIPAL INVESTMENT RISKS:
      --------------------------

-     RISK OF LOSS.  You can lose money by investing in this Fund.

- MARKET RISK. The net asset value of the Fund will fluctuate based on changes in the value of the underlying S&P 500 Index Securities. The U.S. stock markets upon which the S&P 500 Index Securities are listed are generally susceptible to volatile fluctuations in market price. Increased volatility of the Fund's portfolio securities may adversely affect the value of the Fund's shares and your investment.

- IMPERFECT CORRELATION. The correlation between the Fund and the performance of the S&P 500 Index may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the S&P 500 Index and the timing of purchases and redemptions of Fund shares.


- OPTIONS TRANSACTIONS. The Fund will trade Index Options for hedging purposes and/or direct investment. These instruments contain certain special risks including imperfect correlations between the value of the Index Option and the value of the underlying asset.

- INVESTA OVERWRITING STRATEGY. Use of the Investa Overwriting Strategy may adversely affect the value of the Fund's shares and your investment.


2.    THE INVESTMENTWIZARD FUND
      -------------------------

      INVESTMENT OBJECTIVE:
      --------------------

-     The Fund seeks to provide investors with long-term capital appreciation.


      PRINCIPAL INVESTMENT STRATEGIES:
      -------------------------------

- Invest, without regard to market capitalization, at least 90% of the Fund's assets in a diversified portfolio of equity securities of U.S. and non-U.S. companies which the Adviser believes have favorable growth prospects.


- Identify portfolio securities based on financial information provided on INVESTMENTWIZARD(SM), an interactive Internet database developed by the Adviser, which will enable the Adviser to identify specific investment opportunities that the Adviser believes will best allow the Fund to achieve its investment objective. INVESTMENTWIZARD(SM) is a service mark of Oz Software, Inc.


- Seek to enhance the Fund's performance by using a proprietary option strategy, the "Investa Overwriting Strategy", which involves trading Index Options for hedging purposes and/or direct investment. The Fund may use up to 10% of its assets to implement the Investa Overwriting Strategy.


      PRINCIPAL INVESTMENT RISKS:
      ---------------------------


-     RISK OF LOSS. You can lose money by investing in this Fund.

- MARKET RISK. The net asset value of the Fund can be expected to fluctuate based on changes in the value of the securities in which the Fund invests. The stock market is generally susceptible to volatile fluctuations in market price. Increased volatility of the Fund's portfolio securities may adversely affect the value of the Fund's shares and your investment.

- INVESTMENT WITHOUT REGARD TO CAPITALIZATION. The Fund will invest in equity securities without regard to market capitalization and may be subject to additional risks associated with investment in companies with small or mid-sized capital structures that tend to be more volatile and trade at a lower volume than those of larger companies.

- RELIANCE ON INVESTMENTWIZARD(SM). There is no guarantee that the financial information provided on INVESTMENTWIZARD(SM) will be reliable or accurate, that the Adviser's analysis of such information will lead to the successful implementation of the Fund's investment strategy or that the Fund will achieve its investment objective.

- FOREIGN SECURITIES. Investing in foreign securities involves risks not typically associated with investing in U.S. securities, such as financial, currency exchange rate fluctuation, country and political risks that could adversely affect the value of the Fund's shares and your investment.


- OPTIONS TRANSACTIONS. The Fund will trade Index Options for hedging purposes and/or direct investment. These instruments contain certain special risks including imperfect correlations between the value of the Index Option and the value of the underlying asset.


- INVESTA OVERWRITING STRATEGY. Use of the Investa Overwriting Strategy may adversely affect the value of the Fund's shares and your investment.


                                   PERFORMANCE

           No prior performance information is presented for either The
Super Index Fund or The InvestmentWizard Fund because, to date, neither Fund has annual returns for a full fiscal year.

                         FEES AND EXPENSES OF THE FUNDS

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF EITHER FUND.


                                                      SUPER INDEX   INVESTMENTWIZARD
                                                      ------------  ----------------


SHAREHOLDER TRANSACTION FEES (paid directly from your
investment):                                               None          None

ESTIMATED ANNUAL FUND OPERATING EXPENSES:
(expenses that are deducted from Fund assets, as a percentage of net assets)


Management Fees                                           1.00%          1.00%

Distribution and/or Service (Rule 12b-1) Fees(1)          0.25%          0.25%

Other Expenses(2,3)                                       1.25%          1.25%

Total Fund Operating Expenses(3,4)                        2.50%          2.50%


-------------------------------
1. Based on such 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD.
2. Other Expenses include, among other expenses, administrative, custody, transfer agency and shareholder servicing fees.
3. Other Expenses are based on estimated amounts for the current fiscal year assuming $10 million in average annual net assets.
4. Should either Fund's total annual operating expenses for the initial fiscal year ending December 31, 2000 exceed 2.50%, the Adviser has voluntarily agreed to waive its Advisory Fee or reimburse each Fund's expenses in order to limit each Fund's total annual operating expense ratio to 2.50%.


EXAMPLE:

    This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:



           SUPER INDEX FUND                  INVESTMENTWIZARD FUND
           ----------------                  ---------------------

           One Year       $254.00            One Year           $254.00
           Three Years    $794.00            Three Years        $794.00

                     ADDITIONAL INFORMATION ABOUT THE FUNDS
                     --------------------------------------

           The following information on the principal investment strategies and risks of The Super Index Fund and The InvestmentWizard Fund is intended to provide the investor with a more detailed discussion of the information provided in the Risk/Return Summary beginning on Page 3.


                              THE SUPER INDEX FUND

PRINCIPAL INVESTMENT STRATEGIES

1.         INVESTMENT IN S&P 500 INDEX SECURITIES

           The Super Index Fund invests at least 90% of its assets in S&P 500 Index Securities in order to replicate the performance of the S&P 500 Index. The S&P 500 Index is a widely recognized unmanaged index of common stock prices and is comprised of the common stocks of 500 companies, representing a significant portion of the market value of all common stocks publicly traded in the United States. The 500 component stocks of the S&P 500 Index represent various sectors of the U.S. economy (including industrial, utilities, financial and transportation) selected by Standard & Poor's. As a result, the Fund is diversified in terms of issuers, industries, size, liquidity and other relevant characteristics.

           The Fund does not invest in all 500 common stocks that comprise the S&P 500 Index. Instead, the Adviser selects securities that it believes are representative of the entire S&P 500 Index in order to achieve, under normal conditions, a correlation between the performance of the Fund's portfolio of S&P 500 Index Securities and the S&P 500 Index of at least 0.95, after expenses (a correlation of 1.00 would be a perfect correlation, in which the net asset value of the Fund increases or decreases in exact proportion to changes in the S&P 500 Index). The Fund will select S&P 500 Index Securities on the basis of computer-generated statistical data in order to develop a portfolio that replicates the full index in terms of industry weighting, market capitalization and other characteristics such as beta, price-to-book ratios, price-to-earnings ratios and dividend yield. This method of stock selection is generally referred to as the "optimization" method.

           Until such time as the Fund raises what the Adviser believes are sufficient assets ($3 million) to replicate the S&F 500 Index, the Fund will invest primarily in SPDRs. SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. and represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500 Index. SPDRs trade on the American Stock Exchange at approximately one-tenth the value of the S&P 500 Index. SPDRs are relatively liquid and, because they exactly replicate the S&P 500 Index, any price movement away from the value of the underlying stocks is generally quickly eliminated by professional traders. Thus, the Adviser believes that the movement of SPDR share prices should closely track the movement of the S&P 500 Index.

           Pending the investment of additional cash in S&P 500 Index Securities or for liquidity purposes, the Fund may, from time to time, invest a portion of its net assets in U.S. Government securities, high-quality short-term debt, money market instruments, or SPDRs. Although it is not a principal investment technique, the Fund may also lend up to 10% of its portfolio securities to broker-dealers provided that these transactions are fully collateralized at all times with cash, U.S. Government securities, high-quality short-term debt or money market instruments.

2.         INVESTMENT IN OPTIONS PURSUANT TO THE INVESTA OVERWRITING STRATEGY

           Unlike the management of most other "index" mutual funds, the Adviser seeks to enhance Fund performance and exceed the annual return of the S&P 500 Index by using a proprietary option strategy. The "Investa Overwriting Strategy" involves the Adviser seeking to capitalize on profit opportunities created by
(i) the fact that, over the long term, U.S. stock markets have generally traded in relatively narrow ranges, and (ii) the willingness of option buyers to pay a premium for the leverage that options provide. The Investa Overwriting Strategy identifies historical and seasonal trading patterns which the Adviser believes will help generate positive option premium income for the Fund by helping it strategically write and/or buy Index Options at the right time and in the right quantities.

           The Investa Overwriting Strategy is based on the Adviser's observation that stock markets tend to operate on a historically cyclical basis. Accordingly, the Adviser uses proprietary software to evaluate the performance of Index Options during specified time periods. The Adviser evaluates how Index Options would have performed in past time periods and uses that information as an indication of how the same Index Options may perform under current market conditions. The Adviser uses this information to help it determine when and to what extent the Adviser should write or buy Index Options in an attempt to optimize the Fund's potential for present gains.

           The Fund will receive premiums when it writes Index Options. The buyers of these Index Options will have the right to exercise their options and acquire the cash equivalent of the underlying securities from the Fund (if a call option), or sell the cash equivalent of the underlying securities to the Fund (if a put option), at a predetermined option exercise price. The success of the Investa Overwriting Strategy depends on the Fund receiving option premium income on opening transactions that exceeds the option premium income that the Fund pays on closing transactions and the Adviser's ability to correctly predict, identify and exploit these opportunities.

           PORTFOLIO TURNOVER. The frequency of the Fund's portfolio transactions will vary from year to year and depend, to a large extent, on changes in the S&P 500 Index. Historically, the S&P 500 Index has experienced relatively low portfolio turnover and it is expected that this will continue. Higher portfolio turnover rates resulting from more actively traded portfolio securities generally result in higher transaction costs, including brokerage commissions. The Fund expects that its annual portfolio turnover rate will be less than 50%.


                            THE INVESTMENTWIZARD FUND

           PRINCIPAL INVESTMENT STRATEGIES

           To achieve its investment objective, The InvestmentWizard Fund invests, without regard to market capitalization, at least 90% of its assets in a diversified portfolio of equity securities of U.S. and non-U.S. companies that have demonstrated fundamental investment value and the potential for long-term growth. Portfolio securities include common stocks, preferred stocks, convertible preferred stocks and other securities having the characteristics of common stocks, such as American Depositary Receipts ("ADRs") and SPDRs. For liquidity purposes or pending the investment in securities in furtherance of its investment objective, the Fund may invest up to 10% of its net assets in U.S. Government securities, repurchase agreements and high quality short-term debt and money market instruments. As a non-principal investment technique, the Fund may also lend up to 10% of its portfolio securities to broker-dealers provided that these transactions are fully collateralized at all times with cash, U.S. Government securities or high quality, short-term debt or money market instruments.

           The Adviser selects portfolio securities for investment by the Fund based primarily on its analysis of financial information provided on INVESTMENTWIZARD(SM), an interactive Internet database of Wall Street analysts' opinions, corporate insider activity and other economic, regulatory and market-related information that affect various stocks and indices. The Adviser uses the information provided on INVESTMENTWIZARD(SM) as a resource in reviewing various factors prior to purchasing portfolio securities. These factors include price/earnings ratios, the strength or potential strength of a company's competitive position, strength of management, marketing prowess and product development capabilities. Portfolio securities may be sold as a result of various factors such as lack of performance, change in business direction, or adverse changes in other factors that were the basis for their purchase. The Adviser also uses INVESTMENTWIZARD(SM) to monitor the leading analysts' prior and current market forecasts and stock recommendations when evaluating whether portfolio securities should be held, purchased or sold.

         As a diversified mutual fund, the Fund will not concentrate in any particular industry or sector. The Adviser intends to diversify the Fund's portfolio among numerous market sectors that have consistent operating histories, strong management teams and favorable growth prospects. The Fund will focus primarily on sectors represented in the S&P 500 Index including, but not limited, to Utilities, Energy, Transportation, Technology, Industrial Cyclicals, Consumer Durables, Consumer Staples, Retail Sales, Oil, Capital Goods, Financial Services and Communications. However, the extent to which the Adviser invests in any particular sector will be governed, to a large degree, by market conditions.

           The Adviser seeks to enhance Fund performance by using a proprietary option strategy. The "Investa Overwriting Strategy" involves the Adviser seeking to capitalize on profit opportunities created by (i) the fact that, over the long term, U.S. stock markets have generally traded in relatively narrow ranges, and (ii) the willingness of option buyers to pay a premium for the leverage that options provide. The Investa Overwriting Strategy identifies historical and seasonal trading patterns which the Adviser believes will help generate positive option premium income for the Fund by helping it strategically write and/or buy Index Options at the right time and in the right quantities.

           The Investa Overwriting Strategy is based on the Adviser's observation that stock markets tend to operate on a historically cyclical basis. Accordingly, the Adviser uses proprietary software to evaluate the performance of Index Options during specified time periods. The Adviser evaluates how Index Options would have performed in past time periods and uses that information as an indication of how the same Index Options may perform under current market conditions. The Adviser uses this information to help it determine when and to what extent the Adviser should write or buy Index Options in an attempt to optimize the Fund's potential for present gains.

           The Fund will receive premiums when it writes Index Options. The buyers of these Index Options will have the right to exercise their options and acquire the cash equivalent of the underlying securities from the Fund (if a call option), or sell the cash equivalent of the underlying securities to the Fund (if a put option), at a predetermined option exercise price. The success of the Investa Overwriting Strategy depends on the Fund receiving option premium income on opening transactions that exceeds the option premium income that the Fund pays on closing transactions and the Adviser's ability to correctly predict, identify and exploit these opportunities.

           TEMPORARY DEFENSIVE STRATEGY. The Fund may also, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in order to respond to adverse market, economic, political or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in high quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include commercial paper, certificates of deposit, bankers' acceptances, and U.S. Government securities. When the Fund is making such defensive investments, the Fund may not achieve its investment objective.

           PORTFOLIO TURNOVER. The Adviser monitors the Fund's investments on a continuous basis and constantly reevaluates the Fund's holdings in order to maximize, to the extent possible, the capital appreciation of the portfolio. This process allows the Adviser to determine whether any of the Fund's investments have lost value or whether securities not held by the Fund seem poised for growth under developing market conditions and to adjust the Fund's holdings accordingly. The Adviser does not anticipate this process to result in high portfolio turnover and does not intend to aggressively trade the Fund's assets. The Fund expects that its annual portfolio turnover rate will be, under normal conditions, less than 50%.


                         RISKS OF INVESTING IN THE FUNDS

           All mutual funds carry risk, and you may lose money on your investment in either Fund. The following describes in more detail the primary risks that are common to both The Super Index Fund and The InvestmentWizard Fund as well as risks which are particular to each Fund as a result of each Fund's specific investment objective and strategies. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, neither Fund can give any assurance that its investment objective will be achieved. The investment objective of a Fund cannot be changed without its shareholders' approval.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS
-----------------------------------------

           MARKET RISK. Market prices of the equity securities in which a Fund invests may be adversely affected by an issuer's having experienced losses or by the lack of earnings or by the issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer. The value of the securities held by a Fund is also subject to the risk that a specific segment of the stock market does not perform as well as the overall market. Under any of these circumstances, the value of a Fund's shares and total return will fluctuate, and your investment may be worth more or less than your original cost when you redeem your shares.

           RISK OF INVESTING IN SECTORS REPRESENTED IN THE S&P 500 INDEX. Investing in the various sectors represented in the S&P 500 Index will expose each Fund to a broad variety of risk factors. The risks that could adversely affect the value of your investment include: changes in economic conditions and interest rates, the exposure of companies within these industries to foreign economic and political developments and currency fluctuations, the ability of companies (especially those in the Chemical and Pharmaceutical sectors) to pass their products through regulatory bodies, changes in the spending patterns of consumers, the creation of new technology which might make obsolete the technology sold, serviced, utilized, or otherwise relied upon by companies held by a Fund, and the fluctuation of energy prices.

           INVESTA OVERWRITING STRATEGY. Successful implementation of the Investa Overwriting Strategy is dependent upon the Adviser's ability to capitalize on the difference between the premiums received and paid by a Fund for Index Options traded by the Adviser caused by price fluctuations of those Index Options. The failure of the Adviser to capitalize on such market opportunities could adversely affect the value of a Fund's shares and your investment.

           RISK FACTORS IN OPTIONS TRANSACTIONS GENERALLY. The successful use of each Fund's option strategy is largely dependent on the ability of the Adviser to correctly forecast interest rate and market movements. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

           When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

           The effective use of options also depends on each Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

           SECURITIES LENDING. Each Fund may lend its portfolio securities to broker-dealers amounting to no more than 10% of that Fund's net assets. These transactions will be fully collateralized at all times with cash and/or high quality, short-term debt obligations. These transactions involve risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. In the event the original seller defaults on its obligation to repurchase, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, a Fund would suffer a loss and you could lose money on your investment.

ADDITIONAL PRINCIPAL RISKS OF INVESTING IN THE SUPER INDEX FUND
---------------------------------------------------------------

           LIMITATION ON ADVISER'S DISCRETION. The Adviser has the discretion to purchase and sell S&P 500 Index Securities and Index Options only. The
Fund will not invest in any other securities and will not attempt to achieve a performance correlation to the S&P 500 Index below 0.95, after expenses. Accordingly, in the event that the Fund's portfolio of S&P 500 Index Securities decline generally, the Adviser does not intend to liquidate the Fund's investments if such liquidation would result in the Fund's performance correlation to the S&P 500 Index falling below 0.95, after expenses. Under these circumstances, the net asset value of the Fund may decline and you could lose money on your investment.

           PERFORMANCE CORRELATION. With regard to the Adviser's attempt to replicate the performance of the S&P 500 Index by using a computer generated sample of the S&P 500 Index, there can be no assurance that the Fund's portfolio will achieve the anticipated correlation of 0.95, after expenses. If the Fund fails to achieve this correlation, there can be no assurance that the Fund will replicate or exceed the total return of the S&P 500 Index.

           FUND EXPENSES VERSUS INDEX PERFORMANCE. The investment performance of the portion of the Fund's net assets that are invested in S&P 500 Index Securities will not exactly match the investment performance of the S&P 500 Index because Fund expenses, including management fees, brokerage commissions, and bid/ask spreads, do not exist for the S&P 500 Index, which is an unmanaged index. Additional factors such as the amount of any cash equivalents held in the Fund for liquidity purposes, the size of the Fund, and the timing, frequency and size of shareholder purchases and redemptions may also adversely affect the Fund's ability to maintain a performance correlation to the S&P 500 Index of at least 0.95, after expenses.

ADDITIONAL PRINCIPAL RISKS OF INVESTING IN THE INVESTMENTWIZARD FUND
--------------------------------------------------------------------

           FOREIGN SECURITIES. Investing in foreign securities involves risks not typically associated with investing in U.S. securities. These risks include fluctuations in exchange rates of foreign currencies, less public information with respect to issuers of securities, less governmental supervision of exchanges, issuers and brokers, and the lack of uniform accounting and financial reporting standards. There is also a risk of adverse political, social or diplomatic developments that affect investment in foreign countries.

           RISK OF INVESTING IN COMPANIES WITH SMALL AND MID-SIZED CAPITAL STRUCTURES. The Fund may invest in companies with small or mid-sized capital structures (generally a market capitalization of $5 billion or less). Consequently, the Fund may be subject to the additional risks associated with investment in these companies. These companies may have a relatively limited operating history and less capital resources than do larger market leaders. In addition, the market prices of the securities of such companies tend to be more volatile than those of larger companies. Further, these securities tend to trade at a lower volume than those of larger, more established companies. The net asset value of the Fund will be more susceptible to sudden and significant losses if the value of these securities decline.

NON-PRINCIPAL RISKS OF INVESTING IN THE FUNDS
---------------------------------------------

           NEW FUNDS/ADVISER. Neither Fund has any operating history and the Adviser has no prior experience in acting as an investment adviser to a mutual fund.


                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

INVESTMENT ADVISER

           Investa, Inc. has been retained under an Investment Advisory Agreement with Investa Management Co., Inc. (the "Company"), on behalf of each Fund, to serve as the investment adviser to each Fund, subject to the authority of the Board of Directors. The Adviser is a privately-held, New York based investment advisory and money management company. The Adviser was registered with the SEC as an investment adviser from June 17, 1983 to July 8, 1997 and has been continuously registered with the SEC as an investment adviser from June 8, 1999 to date. The Adviser was not required by federal securities laws to be registered as an investment adviser with the SEC from 1997 to 1999 and did not meet the requirements for federal registration during that time. The Adviser manages index option writing strategies and common stocks for a small group of private investors but has no previous experience as an investment adviser to a registered mutual fund. The Adviser's principal office is located at 551 Fifth Avenue, New York, New York 10176.

           The Adviser conducts investment research and supervision for each Fund and is responsible for the purchase and sale of securities for each Fund's portfolio. The Adviser provides each Fund with investment advice, supervises each Fund's management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of each Fund. In addition, the Adviser pays the salaries and fees of all officers of the Company who are affiliated with the Adviser.

PORTFOLIO MANAGERS

           Each of The Super Index Fund and The InvestmentWizard Fund is co-managed by Messrs. Derek J. Hoggett and Scott B. Stokes.

           DEREK J. HOGGETT serves as the President and Chief Executive of the Adviser and is primarily responsible for the day-to-day implementation of the Investa Overwriting Strategy and the management of each Fund.

         Mr. Hoggett entered the actuarial profession upon graduating from the University of London with a Bachelor of Science in Mathematics (with Honors) in 1968 and soon developed an interest in investment management. He switched full time to investment management in 1971. Mr. Hoggett is qualified with the National Association of Securities Dealers as a Registered Representative, a General Securities Principal, a Registered Options Principal and a Financial & Operations Principal. After being employed as a stockbroker with Merrill Lynch and Rotan Mosle (now a part of Paine Webber), Mr. Hoggett formed the Adviser in 1981. He is a pioneer of on-line investment analysis and databases and in 1983 founded Telescan, Inc., a leading Internet investment database and a publicly-traded company, where he served as its President until 1986. In 1988, Mr. Hoggett founded Oz Software, Inc., publisher of the acclaimed Internet investment database, INVESTMENTWIZARD(SM).

           At various times since the formation of the Adviser, Mr. Hoggett has been interviewed on a variety of financial issues by several print publications and television programs, including Nightly Business Report, MacNeil-Lehrer Newshour, Financial News Network, Texas Business, Texas Monthly, Top Trader Insight, Financial Services Week, The Robb Report, Houston Business Journal and USA Today.

         SCOTT B. STOKES, who serves with Mr. Hoggett as the Funds' Co-Portfolio Manager, received a Bachelor of Science in Mechanical Engineering and a Bachelor of Arts in Economics from Rice University in 1991. He joined the Adviser as a research analyst in 1989. Mr. Stokes was promoted to Portfolio Manager in 1990, and to Vice President of the Adviser in 1995.

ADVISORY FEE

Under each Investment Advisory Agreement, in consideration for the services rendered by the Adviser, each Fund will pay the Adviser monthly in arrears an annual investment advisory fee equal to 1.00% of each Fund's average daily net assets. Should either Fund's total annual operating expenses for the initial fiscal year ending December 31, 2000 exceed 2.50%, the Adviser has voluntarily agreed to waive its Advisory Fee or reimburse each Fund's expenses in order to limit each Fund's total annual operating expense ratio to 2.50%.

OTHER EXPENSES

           Each Fund pays certain operating expenses directly, including, but not limited to custodian, audit and legal fees, costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, and reports to shareholders, insurance expenses, and costs of registering its shares for sale under federal and state securities laws.

ADMINISTRATOR

           The Administrator is American Data Services, Inc. ("ADS" or the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788. ADS is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds through its offices in New York, Denver and Los Angeles.

           ADS provides administrative, executive and regulatory services to each Fund. It supervises the preparation of each Fund's tax returns and coordinates the preparation of reports to and filings with the Securities and Exchange Commission and various state securities authorities, subject to the supervision of the Company's Board of Directors.

           For the services rendered to each Fund by the Administrator, each Fund pays the Administrator an annual monthly fee equal to 0.15% of the first $75 million, 0.10% of the next $75 million, and 0.07% of the remaining balance of each Fund's average daily net assets. The fee is subject to a monthly minimum of $3,000. Each Fund also reimburses the Administrator for any out-of-pocket expenses incurred by the Administrator on behalf of the Funds.

DISTRIBUTOR

           AmeriMutual Funds Distributors, Inc. ("the Distributor"), an affiliate of the Administrator, has entered into a distribution agreement with the Company to serve as the principal underwriter for each Fund and the distributor for each Fund's shares. In consideration of these services, the Distributor is paid a monthly fee equal to 0.25% of each Fund's average daily net assets on an annualized basis. The Distributor will be responsible for the promotional and advertising expenses related to the distribution of each Fund's shares and for the printing of all Fund prospectuses used in connection with the distribution and sale of each Fund's shares. The Distributor will use each Fund's distribution and service plan fees to pay these expenses and compensate financial intermediaries for providing distribution assistance with respect to the sale of each Fund's shares.


                               VALUATION OF SHARES

           The price of the shares of each Fund ("NAV") is determined on each day that the Funds are open for business as of the close of the regular session of trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m., eastern standard time. The Funds are open for business on each day the NYSE is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

           The NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash and/or other assets minus all liabilities (including estimated accrued expenses) attributable to the Fund by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of a Fund's shares is effected is based on the calculation of the Fund's next NAV after the order is received.

           U.S. Government obligations are valued at their most recent bid prices as obtained from one or more major market makers for such securities. Other portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted on NASDAQ are valued at the last reported sale price as of the close of the regular trading session on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price; (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being valued; and (3) securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Directors. The NAV per share of a Fund will fluctuate with the value of the securities it holds.

           Fixed income securities for which market quotations are not considered readily available, are stated at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors, which pricing service determines valuations for normal and institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

           Short-term investments held by a Fund that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value according to procedures approved by the Board of Directors.

FOREIGN SECURITIES

           Trading in foreign securities may be completed at times when the NYSE is closed. In computing The InvestmentWizard Fund's NAV, the Adviser values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Board of Directors.


                             HOW TO PURCHASE SHARES

GENERAL PURCHASE INFORMATION

           Shares of each Fund are sold on a continuous basis. The minimum initial investment in either Fund is $1,000 (except for retirement accounts for which the minimum is $500). A Fund may waive or reduce its minimum initial investment from time to time. If an order is received by a Fund or its authorized agent after the Fund's NAV is determined, the purchase will become effective on the next business day. The purchase price paid for each Fund's shares is the next determined NAV of the shares after the order is placed. See "VALUATION OF SHARES". Each Fund reserves the right to reject any purchase offer.

           You are required to open an account by telephone or mail a signed application to the Transfer Agent at the address listed below in order to complete your initial purchase.

           Additional investments may be made at any time by purchasing shares of a Fund at NAV by mailing a check to the appropriate Fund at the address noted below under "PURCHASES BY MAIL" or by wiring monies to the clearing bank as outlined below from the bank with which the shareholder has an account and which is a member of the Federal Reserve system with instructions to transmit federal funds by wire to the appropriate Fund.

           All purchases of each Fund's shares will be made in full and fractional shares calculated to three decimal places. Neither Fund will issue stock certificates evidencing ownership of its shares, except upon request by the shareholder.

PURCHASES BY MAIL

           Subject to acceptance by the Transfer Agent, shares of each Fund may be purchased by opening an account by mail by completing and signing an account application and mailing it to the Transfer Agent at the following address:

                               [NAME OF FUND] c/o
                          American Data Services, Inc.
                                  P.O. Box 5536
                            Hauppauge, NY 11788-0132

           Shareholders may also open an account by telephone prior to mailing or wiring his or her initial investment proceeds to the Fund. To open an account by telephone, call (877) 881-2749 to obtain an account number and instructions. Information, including the appropriate federal tax identification number, concerning the account will be taken over the phone.

PURCHASES BY WIRE

           Subject to acceptance by the Transfer Agent, shares of each Fund may be purchased by wiring immediately available federal funds (subject to the minimum investment) to The Union Bank of California, N.A. from your bank, which may charge a fee for doing so (see instructions below).

You should provide your bank with the following information for purposes of wiring your investment:

                       The Union Bank of California, N.A.
                                 ABA# 122000496
                   Account # 280023410 (The Super Index Fund)
                 Account # 280023500 (The InvestmentWizard Fund)
                              F/B/O [Name of Fund]
                              Shareholder Account #

           You are required to open an account by telephone or mail a signed application to the Transfer Agent at the address listed above in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which a Fund whose shares are being purchased is open for business. A wire purchase will not be considered made until the wired money is received by the Fund. There is presently no fee for the receipt of wired funds, but each Fund reserves the right to charge shareholders for this service.

           Payment for the purchase of shares need not be converted into federal funds (monies credited to a Fund's custodian bank by a Federal Reserve Bank) before acceptance by the Fund's Transfer Agent. No third party checks will be accepted. In the event that there are insufficient funds to cover a check, such prospective investor will be assessed a $15.00 charge.



                              HOW TO REDEEM SHARES

GENERAL REDEMPTION INFORMATION

           Your shares will be redeemed at the NAV next determined after receipt of your instructions as explained below. Each Fund's NAV will fluctuate on a daily basis.

           To redeem your shares, you may either contact the Administrator with an oral request or send a written request directly to the Transfer Agent. The request should contain: the dollar amount or number of shares to be redeemed, your Fund account number and either a social security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. A signature guarantee is required for redemptions over $5,000. Please contact the Transfer Agent for additional information regarding redemptions.

           Shares of each Fund may be redeemed by mail, or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by each Fund.

BY MAIL

           Each Fund will redeem its shares at the NAV next determined after the request is received in "good order." Requests should be addressed to: Investa Management Co., Inc./[Name of Fund], c/o American Data Services, Inc., P.O. Box 5536, Hauppauge, NY 11788-0132.

           The Funds reserve the right to reject any redemption request that is not in "good order". Requests in "good order" must include the following documentation:


                     (a) a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact manner in which they are registered;


                     (b) any required signature guarantees (see "SIGNATURE
                         GUARANTEES" below); and


                     (c) other supporting legal documents, if required, in the
                         case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

SIGNATURE GUARANTEES

       To protect your account, each Fund and the Transfer Agent from fraud, signature guarantees are required to enable each Fund to verify the identity of the person who has authorized a redemption of $5,000 or more from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and/or the registered address, and (2) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the NYSE Medallion Signature Program ("MSP"). Shareholders may contact either Fund at (877) 881-2749 for further details.

BY TELEPHONE

       If the Telephone Redemption Option has been authorized, you may redeem your shares by calling the Fund in which you are invested and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Provided that the Transfer Agent employs reasonable procedures to confirm that the instructions are genuine, you bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The procedures employed by the Funds in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

       During times of drastic economic or market conditions, you may have difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of a Fund's shares. In those cases, you should consider using the other redemption procedures described herein. Use of these other redemptions procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption has been used. During the delay, the value of the Fund's net assets may fluctuate.

PAYMENT OF REDEMPTION PROCEEDS

           After your shares have been redeemed, proceeds will normally be mailed within 3 business days. In no event will payment be made more than 7 days after receipt of your redemption order in "good order", except that payment may be postponed or the right of redemption suspended for more than 7 days under unusual circumstances, such as when trading is not taking place on the NYSE. Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank which is not a member of the Federal Reserve System until such time as the check has cleared the banking system (normally up to 15 days from the purchase date).

           You may request that redemption proceeds be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member.

      If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of either Fund to make a payment, wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with the applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of either Fund's securities so received in payment of redemptions.

INVOLUNTARY REDEMPTION

           Each Fund reserves the right to redeem your account at any time the NAV of the account falls below $500 as a result of a redemption or exchange request. You will be notified in writing prior to any such redemption and will be allowed 30 days to make additional investments before the redemption is processed.


                              SHAREHOLDER SERVICES

           We offer several shareholder service options to make your account easier to manage which are listed on the account application. Please make note of these options and select the ones that are appropriate for you.

AUTOMATIC INVESTMENT PROGRAM

           You may arrange to make additional automated purchases of each Fund's shares. You can automatically transfer $100 or more per month from your bank, savings and loan or other financial institution to purchase additional shares. You should contact the Administrator or the Transfer Agent to obtain authorization forms or for additional information.

TAX-QUALIFIED RETIREMENT PLANS

           Both Funds are available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:


             |_| Individual Retirement Accounts ("IRAs"), Simple IRAs
                 and Roth IRAs;

             |_| 403(b) plans for employees of public school systems and
                 non-profit organizations;

             |_| 401(k) Plans; or

             |_| Profit-sharing plans and pension plans for corporations
                 and other employees.

           You can also transfer your tax-deferred plan to one or both of the Funds from another company or custodian. Call or write the Administrator for a "REQUEST TO TRANSFER" form.

CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION

           Each Fund will mail you confirmations of all of your purchases or redemptions of Fund shares. In addition, you will also receive account statements on a quarterly basis from the Transfer Agent. You will also receive various IRS forms after the first of each year detailing important tax information and each Fund is required to supply annual and semi-annual reports that list securities held by that Fund and include its then current financial statements.

EXCHANGE PRIVILEGE

           You may exchange your shares in either Fund for shares of the other Fund at no charge. Be advised that exercising the exchange privilege is really two transactions: a sale or shares in one Fund and the purchase of shares in another. Further, exchanges may have certain tax consequences and you could realize short- or long-term capital gains or losses. Exchanges are generally made only between identically registered accounts unless you send written instructions with a signature guarantee requesting otherwise.

           Call 1 (877) 881-2749 to learn more about exercising your exchange privilege.
                           DIVIDENDS AND DISTRIBUTIONS

           Each Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually. Distributions from capital gains are made after applying any available capital loss carryovers.

           As a shareholder in either Fund, you can choose from three distribution options:

           -     Reinvest all distributions in additional shares;

           - Receive distributions from net investment income in cash while reinvesting capital gains distributions, if any, in additional shares; or

           -     Receive all distributions in cash.

           You can change your distribution option by notifying the Fund in writing. If you do not select an option when you open your account, all distributions will be reinvested in additional shares of the Fund at the then current NAV per share. You will receive a statement confirming reinvestment of distributions in additional shares promptly following the end of each calendar year.

           If a check representing a distribution is not cashed within 6 months, the Transfer Agent will notify you that you have the option of requesting another check or reinvesting the distribution in either Fund. If the Transfer Agent does not receive your election, the distribution and all future distributions from a Fund will be reinvested in the Fund in which you were invested at the then- current NAV per share. Similarly, if correspondence sent by a Fund or the Transfer Agent is returned as "undeliverable," all Fund distributions will be automatically, reinvested in the Fund in which you were invested. No interest will accrue on uncashed checks.


                          DISTRIBUTION AND SERVICE PLAN

           Each Fund has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "Rule"). The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. Each plan provides that each Fund will compensate the Distributor by paying the Distributor a monthly fee equal to 0.25% of each Fund's average daily net assets, on an annualized basis, to enable it to provide marketing and promotional support to the Funds, maintain shareholder accounts and make payments to broker- dealers and other financial institutions with which it has written agreements and whose clients are shareholders of a Fund for providing distribution assistance. Fees paid under either Plan may not be waived for individual shareholders.

                                   TAX STATUS

           Each Fund is treated as a corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Each Fund intends to qualify and to elect to be treated as a regulated investment company. If so qualified, neither Fund will be liable for federal income taxes to the extent it distributes all of its taxable income to shareholders.

           Distributions to shareholders by a Fund, whether received in cash or reinvested in additional shares of the Fund, are generally subject to federal income tax at varying rates depending on whether such distributions are treated as ordinary income or capital gains distributions. Interest income from direct investment by non-corporate taxpayers in United States Government obligations (but not repurchase agreements) is generally not subject to state taxation. However, some states may tax mutual fund dividends attributable to such income.

           Please be advised that any redemption of a Fund's shares is a taxable event that may result in a capital gain or loss.

           Before investing in the Funds, you should consult your tax adviser regarding the consequences of your local and state tax laws.


                             PERFORMANCE INFORMATION

           Each Fund's investment performance may, from time to time, be included in advertisements about such Fund. "Total Return" for the one, five and ten year periods (or for the life of each Fund, if shorter) through the most recent quarter represents the average annual compounded rate of return on an investment of $1,000 in each Fund invested at the public offering price. Total return may also be presented for other periods.


           All performance data is based on each Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions and the composition of each Fund's portfolio. Investment performance also often reflects the risks associated with each Fund's investment objective and policies. These factors should be considered when comparing the Funds' investment results to those of other mutual funds and other investment vehicles. Quotation of investment performance for any period when a fee waiver or expense limitation was in effect will be greater than if the waiver or limitation had not been in effect. A Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services.


                               GENERAL INFORMATION

GENERAL

           The Super Index Fund and The InvestmentWizard Fund are each a series of Investa Management Co., Inc., a Maryland corporation organized on May 14, 1999.

TRADEMARKS AND SERVICE MARK

         "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Investa Management Co., Inc. on behalf of The Super Index Fund. The Super Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in The Super Index Fund.

           CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

           Union Bank of California, N.A. (the "Custodian") serves as custodian for each Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of either Fund. American Data Services, Inc., the Administrator, also acts as each Fund's Transfer and Dividend Disbursing Agent. For these services, each Fund pays ADS a monthly fee based upon the number of transactions processed, subject to a minimum of $1,000, plus out-of- pocket expenses for rendering such transfer and dividend agency services.


                        COUNSEL AND INDEPENDENT AUDITORS

           Legal matters in connection with the Company, including the issuance of shares of common stock of each Fund, are passed upon by Spitzer & Feldman P.C., 405 Park Avenue, New York, New York 10022. McCurdy & Associates, CPAs, Inc., 27955 Clemens Road, Westlake, Ohio 44145, have been selected as independent auditors for each Fund.

                              FINANCIAL HIGHLIGHTS

           No financial statements have been presented for either The Super Index Fund or The InvestmentWizard Fund because neither Fund had commenced investment operations prior to the date of this Prospectus.

                              FOR MORE INFORMATION
                          INVESTA MANAGEMENT CO., INC.

THE SUPER INDEX FUND(SM)                           THE INVESTMENTWIZARD(SM) FUND

More information on each of these Funds is available free upon request, including the following:

ANNUAL AND SEMIANNUAL REPORTS

Describe each Fund's performance, list each Fund's holdings and contain a letter from the Fund's Adviser discussing recent market conditions, economic trends and strategies that significantly affect each Fund's performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference herein (and is legally considered part of this prospectus).

TO OBTAIN INFORMATION OR MAKE SHAREHOLDER INQUIRIES:


          BY TELEPHONE:                              BY E-MAIL:
          ------------                               ---------
          (877) 881-2749                             Send your request to
                                                     shservices@adsads.com

          BY MAIL:
          -------
          [Name of Fund]
          c/o American Data Services, Inc.
          The Hauppauge Corporate Center
          150 Motor Parkway
          Hauppauge, New York 11588

          ON THE INTERNET:
          ---------------
          Text only versions of Fund documents can be viewed online or downloaded:

          FROM THE INVESTA WEBSITE:

          HTTP://WWW.INVESTA.COM
          ----------------------

          FROM THE EDGAR DATABASE OF THE SECURITIES AND EXCHANGE COMMISSION:
          -----------------------------------------------------------------

          HTTP://WWW.SEC.GOV
                 -----------
          You can also obtain copies by visiting the SEC's Public Reference Room in Washington D.C. (phone at (1) (202) 942-8090) or by electronic request at PUBLICINFO@SEC.GOV or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

                               FILE NO. 811-09399

                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 18, 2000




 TABLE OF CONTENTS                                                          PAGE
                                                                            ----

Investment Policies, Risks and Restrictions ...............................    2

Directors and Executive Officers ..........................................   12

Investment Advisory and Other Services ....................................   14

Shareholder Servicing & Distribution Plan .................................   17

Portfolio Transactions and Allocation of Brokerage ........................   19

Taxation...................................................................   21

Voting and Ownership of Shares.............................................   23

Purchase of Shares.........................................................   24

Dividends and Distributions................................................   24

Net Asset Value ...........................................................   24

Performance Comparisons....................................................   25

Redemption of Shares.......................................................   27

Organization of Company....................................................   27

Counsel and Independent Auditors...........................................   27

Other Information..........................................................   28

Financial Statements.......................................................   28



This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus dated February 18, 2000, as may be amended from time to time, of The Super Index Fund and The InvestmentWizard Fund (individually or collectively, a "Fund" or the "Funds"), each a series of Investa Management Co., Inc. (the "Company"). Investa, Inc. (the "Adviser") is the investment adviser to each Fund. A copy of the Prospectus for these Funds may be obtained by writing the Funds c/o American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788 or by calling (516) 951-0500.

                   INVESTMENT POLICIES, RISKS AND RESTRICTIONS

           Each of The Super Index Fund and The InvestmentWizard Fund is a diversified, open-end, management investment company whose investment objectives can be changed only with shareholder approval.

           The discussion below supplements the information contained in the Prospectus with respect to the investment policies and the primary risks that are common to both The Super Index Fund and The InvestmentWizard Fund as well as the investment policies and risks which are particular to each Fund as a result of each Fund's specific investment objective and strategies. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, neither Fund can give any assurance that its investment objective will be achieved

PRINCIPAL INVESTMENT POLICIES AND RISKS OF THE FUNDS
----------------------------------------------------

           Mutual Funds as part of an Investment Program. Neither The Super Index Fund nor The InvestmentWizard Fund, individually or collectively, constitutes a balanced or complete investment program and the net asset value of each Fund's shares will fluctuate based on the value of the securities held by each Fund. The Funds are both subject to the general risks and considerations associated with equity investing as well as additional risks and restrictions discussed herein.

           Equity Investing. An investment in either of The Super Index Fund or The InvestmentWizard Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the general condition of the stock market may deteriorate. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value according to various unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction and global or regional political, economic and banking crises. A decline in the general market value of the equity securities held by either of these Funds may result in an adverse effect on the value of your investment. There can be no assurances that either Fund will be able to absorb (without significant loss of a portion of your investment), the potentially negative effects of such market decline.

           Convertible Securities and Warrants. The InvestmentWizard Fund may invest in convertible securities and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

           A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

Standard & Poor's Depositary Receipts

           Each of The Super Index Fund and The InvestmentWizard Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "Exchange")which represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the Standard & Poor's 500 Stock Index (the "S&P 500 Index"). SPDRs are listed on the Exchange and traded in the secondary market on a per-SPDR basis.

           SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by the Funds. Moreover, the Funds' investment in SPDRs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for each of the Funds due to transaction costs and other Fund expenses. Additionally, the respective investment trusts may not fully replicate the performance of their respective benchmark indices due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances such as discrepancies between each of the trusts and the indices with respect to the weighting of securities or the number of, for example, larger capitalized stocks held by an index and each of the Funds. Under these type circumstances, the value of the SPDRs held by each of the Funds will have a negative impact on the net asset value of the trusts.

           Use and Reliance on INVESTMENTWIZARD(SM). The Adviser will seek to enhance the performance of The InvestmentWizard Fund by utilizing financial information provided on INVESTMENTWIZARD(SM), an interactive Internet database of Wall Street analysts' opinions, corporate insider activity and signals generated by technical indicators on stocks and indices. The Adviser will select securities for the Fund based on its investment skill and on its analysis of the analysts' opinions and insider activity on INVESTMENTWIZARD(SM) and on its analysis of the track record of technical indicators that generate signals on stocks and indices.

           The success of the Adviser's investment strategy for The InvestmentWizard Fund is dependent upon (i) the reliability and accuracy of the financial information provided through INVESTMENTWIZARD(SM) and (ii) the Adviser's ability to analyze this information and effectively exploit its analysis to achieve the Fund's objective. There is no guarantee that the financial information provided on INVESTMENTWIZARD(SM) will be reliable or accurate, that the Adviser's analysis will lead to the successful implementation of the Fund's investment strategy or that the Fund will achieve its investment objective.

           Investa Overwriting Strategy. A fundamental aspect of the investment strategies of both The Super Index Fund and The InvestmentWizard Fund is the enhancement of fund performance by utilizing a proprietary quantitative investment model, the "Investa Overwriting Strategy", which was developed by the Adviser in 1984 for use in the management of its private accounts. Through the Adviser's trading of Index Options, the Investa Overwriting Strategy seeks to capitalize on profit opportunities created by the fact that the U.S. stock markets have, over the long term, generally traded in relatively narrow ranges and the willingness of option buyers to pay a premium for the leverage that options provide. By strategically writing and/or buying Index Options in accordance with the Investa Overwriting Strategy, the Adviser believes that it will be able to achieve its investment goal of enhancing the overall annual return of each Fund. The success of the Investa Overwriting Strategy depends on the Adviser's ability to correctly predict, identify and exploit these opportunities.

           Each of the Funds will receive premiums when it writes Index Options. The buyers of these Index Options will have the right to exercise those Index Options and acquire the cash equivalent of the underlying securities from (if a call Option) or sell the cash equivalent of the underlying securities to (if a put Option) a Fund at the predetermined option exercise price. The success of the Investa Overwriting Strategy depends on the Fund receiving option overwriting premium income on opening transactions that exceeds the option premium the Fund pays on closing transactions and does not depend on the profit or loss of the underlying securities. Most mutual funds that use option strategies to hedge portfolio positions do not depend solely on the option profit or loss to justify the use of options, because such funds also take into account the profit or loss of the underlying securities. A more detailed discussion of writing covered and uncovered options on securities generally and the investment risks associated with such investments is set forth below.

           Purchasing Put and Call Options. The InvestmentWizard Fund may purchase put and call options on securities eligible for purchase by the Fund and on securities indices, and The Super Index Fund may purchase put and call options on securities indices Put and call options are derivative securities traded on U.S. exchanges. If the Fund purchases a put option, it acquires the right to sell the underlying security or index value at a specified price at any time during the term of the option. If the Fund purchases a call option, it acquires the right to purchase the underlying security or index value at a specified price at any time during the term of the option. Prior to exercise or expiration, the Fund may sell an option when through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Fund generally will purchase only those options for which the Adviser believes there is an active secondary market to facilitate closing transactions.

           A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

           A Fund will purchase put options to hedge against a decrease in the price of securities it holds. Such hedge protection is provided during the life of the put option since the fund, as the holder of the put option, is able to sell the underlying security at the exercise price regardless of any decrease in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decrease sufficiently below the exercise price to cover the premium and transaction costs.

           Writing Call Options. The InvestmentWizard Fund may write covered call options on securities eligible for purchase by the Fund, and The Super Index Fund may write covered call options on the S&P 500 Index. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, it may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

           Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction allows the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

           A Fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund realizes a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, appreciation of the underlying security owned by a Fund generally offsets, in whole or in part, any loss to the Fund resulting from the repurchase of a call option.

           Risk Factors in Options Transactions. The successful use of a Fund's options strategies depends on the ability of the Adviser to forecast correctly interest rate and market movements. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

           When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

           The effective use of options also depends on a Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

           If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

           A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or an options clearing corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unit asset valuable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

           Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, an options clearing corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If an options clearing corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

           Dealer Options. A Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Fund might look to an exchange's clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

           Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Funds will seek to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Funds, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

           The staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Funds will treat dealer options as subject to the Funds' limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the funds will change their treatment of such instruments accordingly.



NON-PRINCIPAL INVESTMENT POLICIES AND RISKS OF THE FUNDS
--------------------------------------------------------


Foreign Investments and Currencies


           The InvestmentWizard Fund may invest in securities of foreign issuers, provided that they are publicly traded in the United States. Such investments include the following:


           American Depositary Receipts. The InvestmentWizard Fund may invest in American Depositary Receipts ("ADRs") or other forms of depositary receipts. ADRs are receipts typically issued in connection with a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Investments in these types of foreign securities involve certain inherent risks generally associated with investments in foreign securities, including the following:


           POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

           CURRENCY FLUCTUATIONS. The InvestmentWizard Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. The value of the Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.


           TAXES. The interest and dividends payable on certain of this Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.


           Short-Term Investments. While seeking desirable equity investments or common stocks whose price history and expected performance lend themselves to the Adviser's method for investment or for liquidity purposes (and, with respect to The InvestmentWizard Fund, for temporary defensive purposes), each of The Super Index Fund and The InvestmentWizard Fund may invest in money market funds and/or money market instruments consisting of the following:


           Bank Certificates of Deposit and Bankers' Acceptances. Either Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are accepted by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by either of the Funds will be dollar- denominated obligations of domestic banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.


           Domestic banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.


           As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness.

           Government Obligations. Each of The Super Index Fund and The InvestmentWizard Fund may invest in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.



           Certain of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.



           Illiquid Securities. Neither The Super Index Fund nor The InvestmentWizard Fund may invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Adviser will monitor the amount of illiquid securities in each Fund's portfolio, under the supervision of the Company's Board of Directors, to ensure compliance with each Fund's investment restrictions.

           Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of each Fund's portfolio securities and the Funds might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Funds might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.



           In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Company's Board of Directors may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.


           Restricted Securities. The SEC Staff currently takes the view that any delegation by the Board of Directors of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the Fund) must be pursuant to written procedures established by the Board of Directors. It is the present intention of the Board of Directors that, if the Board of Directors decide to delegate such determinations to the Adviser or another person, they would do so pursuant to written procedures, consistent with the Staff's position. Should the Staff modify its position in the future, the Board of Directors would consider what action would be appropriate in light of the Staff's position at that time.


           Securities Loans. Each of The Super Index Fund and The InvestmentWizard Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 10% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to a lender-Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities.



INVESTMENT RESTRICTIONS
-----------------------


           In addition to the principal investment objectives, policies and risks set forth in the Prospectus and in this Statement of Additional Information, each of The Super Index Fund and The InvestmentWizard Fund is subject to certain fundamental and non-fundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed with respect to a Fund individually, without the vote of a majority of that Fund's outstanding securities, as defined in the Investment Company Act of 1940. Non-fundamental investment restrictions of a Fund may be changed by the Board of Directors.


FUNDAMENTAL INVESTMENT RESTRICTIONS
-----------------------------------


As fundamental investment restrictions, the Funds will not:



        1. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if, as a result, as to 75% of a Fund's total assets, more than 5% of its net assets would be invested in the securities of one issuer or the Fund would hold more than 10% of the outstanding voting securities of any one issuer;


        2. Issue any senior securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), except as set forth in restriction number 3 below;


        3. Borrow amounts in excess of 10% of the cost or 10% of the market value of its total assets, whichever is less, and then only from a bank and as a temporary measure for extraordinary or emergency purposes. To secure any such borrowing, a Fund may pledge or hypothecate all or any portion of the value of its total assets;


        4. Act as an underwriter of securities of other issuers, except insofar as the Company may be technically deemed an underwriter under the federal securities laws in connection with the disposition of each Fund's portfolio securities;


        5. Purchase or sell real estate or commodities, including oil, gas or other mineral exploration or developmental programs or commodity futures contracts;


        6. Make loans, in the aggregate, exceeding 10% of either Fund's total assets or lend either Fund's portfolio securities to broker-dealers if the loans are not fully collateralized;


        7. Invest in other registered investment companies, except as permitted by the 1940 Act;


        8. Change the nature of its business so as to cease to be an investment company;


        9. Purchase from or sell to any officer or director of the Company or its Adviser any securities other than the shares of common stock of any Fund; or

        10. Concentrate investments, or invest 25% or more of its assets, in any one industry. This limitation shall not apply to securities issued or guaranteed by the U.S. Government.



NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
---------------------------------------


        The Funds are each subject to the following restrictions that are not fundamental and may therefore be changed by the Board of Directors without shareholder approval.


        The Funds will not:


        1. Acquire securities for the purpose of exercising control over management;


        2. Invest more than 15% of its net assets in illiquid securities. In the event that such illiquid securities comprise more than 15% of a Fund's assets due to appreciation or other like cause not related to direct investment, no Fund shall purchase additional portfolio securities until such time as that Fund holds 15% or less in such illiquid securities; or



        3. Purchase additional portfolio securities if borrowings exceed 5%.



        Unless otherwise indicated, percentage limitations included in the restrictions apply at the time the Fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether its has complied with its investment restrictions.





                        DIRECTORS AND EXECUTIVE OFFICERS



        The following table contains information concerning the directors and officers of Investa Management Co., Inc. and their principal occupations during the past five years. Directors who are interested persons, as defined by the 1940 Act, are indicated by asterisk.



                                              POSITIONS HELD
                                              WITH THE                               PRINCIPAL OCCUPATION
                  NAME AND ADDRESS            COMPANY                                  LAST FIVE YEARS
                  ----------------            -------                                  ---------------

--------------------------------------------  ---------------------------  ------------------------------------------------

Derek J. Hoggett* (Age 53)                    President, Treasurer         President, Secretary, Treasurer
2215 Amberly Court                            and Chairman of the          and Portfolio Manager of
Houston, TX  77063                            Board of Directors           Investa, Inc. since 1981.

--------------------------------------------  ---------------------------  ------------------------------------------------

Scott B. Stokes (Age 31)                      Vice President and           Vice President of Investa, Inc.
551 Fifth Avenue                              Secretary                    since 1995; Portfolio Manager
New York, NY 10176                                                         of Investa, Inc. since 1990.

--------------------------------------------  ---------------------------  ------------------------------------------------
Michael Miola*  (Age 46)                       Director                    President and Chief Executive
c/o American Data Services, Inc.                                           Officer of American Data
The Hauppauge Corporate Center                                             Services, Inc.
150 Motor Parkway
Hauppauge, NY 11788
--------------------------------------------  ---------------------------  ------------------------------------------------
Donald Weber (Age 61)                         Independent Director         Independent Financial
71 Winchester Court                                                        Consultant, London, United
Vicarage Gate, London W84AF                                                Kingdom
United Kingdom
--------------------------------------------  ---------------------------  ------------------------------------------------
Thomas D. Coughlen (Age 61)                   Independent Director         Director of PC Advisory
4611 Country Club View                                                     Services, Inc., an asset
Bayton, Texas 77521                                                        management firm.; registered
                                                                           investment advisor.

--------------------------------------------  ---------------------------  ------------------------------------------------
Dr.  Kenneth Lehrer (Age 54)                  Independent Director         Principal and Chief Executive
5555 Del Monte Drive                                                       Officer of Lehrer Financial and
Apartment 802                                                              Economic Advisory Services;
Houston, Texas 77056                                                       registered investment advisor.
--------------------------------------------  ---------------------------  ------------------------------------------------


        The members of the Audit Committee of the Board of Directors are Messrs. Weber and Coughlen and Dr. Lehrer. Mr. Weber acts as the chairperson of such committee. The Audit Committee oversees each Fund's financial reporting process, reviews audit results and recommends annually to the Company a firm of independent certified public accountants.

        No Director, whether interested or disinterested, will receive any remuneration from either Fund. However, each Director who is not affiliated with the Adviser or the Administrator, will be reimbursed for expenses incurred in connection with attending meetings.


                     INVESTMENT ADVISORY AND OTHER SERVICES

        The investment adviser for each of the Funds is Investa, Inc., a Texas corporation organized in 1981. Investa, Inc. was registered as an investment adviser with the SEC from June 17, 1983 to July 8, 1997 and has been continuously registered as an investment adviser with the SEC from June 8, 1999 to date. The Adviser serves in that capacity pursuant to a written agreement which, after its initial two-year period, must be annually re-approved by the Board of Directors. The address of the Adviser is 551 Fifth Avenue, New York, New York 10176. The Adviser can also be contacted by telephone at (212) 599-4338.



Control of the Adviser



        The common stock of the Adviser is wholly-owned and controlled by Mr. Derek J. Hoggett, who is also the President, Secretary, and Treasurer of the Adviser.


Investment Advisory Agreements


        The Adviser acts as the investment adviser to each Fund pursuant to Investment Advisory Agreements, each of which have been approved by the Board of Directors (including a majority of the Directors who are not parties to the agreement, or interested persons of any such party).



        Each Investment Advisory Agreement will terminate automatically in the event of its assignment. In addition, each Agreement is terminable at any time, without penalty, by the Board of Directors of the Company or by vote of a majority of the Company's outstanding voting securities on not more than 60 days' written notice to the Adviser, and by the Adviser on 60 days' written notice to the Company. Unless sooner terminated, each agreement shall continue in effect for more than two years after its execution provided that its continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding shares of the Company, provided that in either event such continuance is also approved by a vote of a majority of the Directors who are not parties to such agreement, or interested persons of such parties (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval.

        Under the Investment Advisory Agreements, the Adviser provides each Fund with advice and assistance in the selection and disposition of the Fund's investments. All investment decisions are subject to review by the Board of Directors of the Company. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers of the Company or either of the Funds.


        Code of Ethics


        Personnel of the Adviser may invest in securities for their own account pursuant to a Code of Ethics which has been adopted by the Company and the Adviser that sets forth all employees' fiduciary responsibilities regarding the Funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by the Funds and on short-term trading have been adopted.


        Administrator


        The Administrator for each Fund is American Data Services, Inc. (the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds through its offices in New York, Denver and Los Angeles.


        Pursuant to an Administrative Service Agreement with the Company on behalf of the Funds, the Administrator provides all administrative services necessary for the Funds, subject to the supervision of the Company's Board of Directors. The Administrator will provide persons to serve as officers of the Company. Such officers may be directors, officers or employees of the Administrator or its affiliates.


        The Administrative Service Agreement is terminable by the Board of Directors of the Company or the Administrator on sixty days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Agreement shall remain in effect for two years from the date of its initial approval, and is subject to annual approval of the Board of Directors for one-year periods thereafter. The Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

        Under the Administrative Service Agreement, the Administrator provides all administrative services, including, without limitation: (i) provides services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of each Fund;
(ii) overseeing the performance of administrative and professional services to the Fund by others, including each Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Registration Statement and each Fund's Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing each Fund's tax returns, and preparing reports to each Fund's shareholders and the Securities and Exchange Commission; (iv) preparing , but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of each Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus.



        The Administrator, pursuant to a Fund Accounting Service Agreement in place with the Company, on behalf of the funds, provides each Fund with all accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the Investment Company Act; (iii) production of each Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for each Fund;
(vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among each Fund's Custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of each Fund.



Administrator's Fees



        For the services rendered to the Funds by the Administrator, each Fund pays the Administrator a monthly fee based on the Fund's average net assets as set forth in the Prospectus. The Funds each also pay the Administrator for any out-of-pocket expenses. These fees are set forth in the Funds' Prospectus.


        In return for providing the Funds with all accounting related services, each Fund pays the Administrator a monthly fee based on the Fund's average net assets, plus any out-of-pocket expenses for such services.



Custodian, Transfer Agent and Dividend Disbursement Agent

         Union Bank of California, N.A. (the "Custodian") serves as the custodian for each Fund's cash and securities. Pursuant to a Custody Agreement with the Company, on behalf of each Fund, the Custodian is responsible for maintaining the books and records of each Fund's portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. American Data Services, Inc., the Administrator, also acts as each Fund's Transfer and Dividend Disbursing Agent.


Distribution Agreement


        Pursuant to a Distribution Agreement with the Company on behalf of each Fund, AmeriMutual Funds Distributors, Inc. (the "Distributor") has agreed to act as the principal underwriter for each Fund in the sale and distribution to the public of shares of that Fund, either through dealers or otherwise. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold.


        The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Advisory Agreement described above. Pursuant to the Distribution Agreement, the Company has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933.



                   SHAREHOLDER SERVICING AND DISTRIBUTION PLAN


        The Funds have each adopted a Distribution and Service Plan (the "Plan"), which was reviewed and approved by a majority of the disinterested directors of the Fund, pursuant to Rule 12b-1 under the Act (the "Rule"). The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that each Fund will compensate the Distributor for certain expenses and costs incurred in connection with providing marketing and promotional support to the Fund, shareholder servicing and maintaining shareholder accounts, to compensate parties with which it has written agreements and whose clients own shares of the Fund for providing servicing to their clients ("shareholder servicing") and financial institutions with which it has written agreements and whose clients are Fund shareholders (each a "broker-dealer") for providing distribution assistance and promotional support to the Fund, which is subject to a maximum of 0.25% per annum of each Fund's average daily net assets. Fees paid under the Plan may not be waived for individual shareholders.



        Each shareholder servicing agent and broker-dealer will, as agent for its customers, among other things: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of each may be effected and certain other matters pertaining to each of the Funds; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnish quarterly and year-end statements and confirmations within five business days after activity in the account; transmit to shareholders of each Fund's proxy statements, annual reports, updated prospectuses and other communications; receive, tabulate and transmit proxies executed by shareholders with respect to meetings of shareholders of each of the Funds; and provide such other related services as either Fund or a shareholder thereof may request.



        The Plan, the shareholder servicing agreements and the form of distribution agreement each provide that the Adviser or the Distributor may make payments from time to time from their own resources which may include the advisory fee and the asset based sales charges and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions of the Funds; to compensate certain financial intermediaries for providing assistance in distributing each Fund's shares; (ii) to pay the costs of printing and distributing each Fund's Prospectus to prospective investors; and (iii) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of each Fund's shares. The Distributor will determine the amount of such payments made pursuant to the Plan with the shareholder servicing agents and broker-dealers with whom it has contracted, provided that such payments made pursuant to the Plan will not increase the amount which either Fund is required to pay the Distributor for any fiscal year under the shareholder servicing agreements or otherwise.



        Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in either Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than realized by investing in either Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.



        In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into by each Fund, the Distributor or the Adviser, and the shareholder servicing agents, broker-dealers, or other organizations, must be in a form satisfactory to the Board of Directors. In addition, the Plan requires each Fund and the Distributor of each Fund to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the

Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made for review by the Board of Directors.


Other Expenses


         The Funds each pay certain operating expenses that are not assumed by the Adviser, the Administrator or any of their respective affiliates. These expenses, together with fees paid to the Adviser, the Administrator and the Transfer Agent, are deducted from the income of each Fund, respectively, before dividends are paid. These expenses include, but are not limited to, organizational costs and expenses of officers and Directors who are not affiliated with the Adviser, the Administrator or any of their respective affiliates, taxes, interest, legal fees, custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under federal and various state securities laws, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations.

         Should either Fund's total annual operating expenses for the initial fiscal year ending December 31, 2000 exceed 2.50%, the Adviser has voluntarily agreed to waive its Advisory Fee or reimburse each Fund's expenses in order to limit each Fund's total annual operating expense ratio to 2.50%.



               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE



        Each Fund's assets are invested by the Adviser in a manner consistent with its investment objective, strategies, policies and restrictions and with any instructions the Board of Directors may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of each of the Funds.



        Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions may involve the payment by the Adviser on behalf of a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Adviser usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Adviser on behalf of each Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.



        U.S. Government securities generally are traded in the over-the-counter market through broker- dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.



        In placing orders for the purchase and sale of portfolio securities for each Fund, the Adviser seeks to obtain the best price and execution, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. For securities traded in the over-the-counter markets, the Adviser deals directly with the dealers who make markets in the securities unless better prices and execution are available elsewhere. The Adviser negotiates commission rates with brokers based on the quality and quantity of services provided in light of generally prevailing rates, and while the Adviser generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commissions available. The Board of Directors periodically reviews the commission rates and allocation of orders.



        When consistent with the objectives of best price and execution, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both orally and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to any Fund from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefitting one specific managed fund or account.



        The same security may be suitable for each of the Funds or other private accounts managed by the Adviser. If and when a Fund and two or more accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund and account. The simultaneous purchase or sale of the same securities by a Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.



        Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Adviser may consider sales of shares of each Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.



                                    TAXATION



        Each of the Funds intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, a Fund will not incur federal income or state taxes on its net investment company taxable income and on net realized capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital losses carryovers from the prior 8 years) to the extent distributed as dividends to shareholders.



        To qualify as a regulated investment company, a Fund must, among other things (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute to its shareholders at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and 90% of its net exempt interest income each taxable year.



        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98% of its capital gains in excess of capital losses (adjusted for certain ordinary losses) for a one- year period generally ending on October 31st of the calendar year, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.



        Under the Code, dividends derived from interest, and any short-term capital gains, are taxable to shareholders as ordinary income for federal and state tax purposes, regardless of whether such dividends are taken in cash or reinvested in additional shares. Distributions made from each Fund's net realized long-term capital gains (if any) and designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time Fund shares are held. Corporate investors are not eligible for the dividends-received deduction with respect to distributions derived from interest on short-or long-term capital gains from either Fund but may be entitled to such a deduction in respect to distributions attributable to dividends received by a Fund. A distribution will be treated as paid on December 31st of a calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by each Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.



        Distributions paid by each Fund from net long-term capital gains (excess of long-term capital gains over long-term capital losses), if any, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Distributions paid by each Fund from net short-term capital gains (excess of short-term capital gains over short-term capital losses), if any, whether received in cash or reinvested in additional shares are taxable as ordinary income. Capital gains distributions are made when either Fund realizes net capital gains on sales of portfolio securities during the year.

        Many of the options contracts used by the Funds are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 670% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.



        Generally, the hedging transactions and certain other transactions in options contracts undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income or net capital gain for the taxable year in which such losses are realized. Because limited regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options and future contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.



        Each Fund may make one or more of the elections available under the code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.



        Any redemption or exchange of a Fund's shares is a taxable event and may result in a capital gain or loss. A gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term, mid-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed by "wash sale" rules to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.



        Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may also be subject to state and local taxes.

        Ordinarily, distributions and redemption proceeds paid to fund shareholders are not subject to withholding of federal income tax. However, 31% of each of the Fund's distributions and redemption proceeds must be withheld if a Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if the Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.



        The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences. To determine whether either of the Funds is a suitable investment based on his or her tax situation, a prospective investor may wish to consult a tax advisor.




                         VOTING AND OWNERSHIP OF SHARES



        Each share of each Fund has one vote in the election of Directors. Cumulative voting is not authorized for either Fund. This means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Directors.



        Shareholders of the Funds and any other future series of the Company will vote in the aggregate and not by series except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Pursuant to Rule 18f-2 under the 1940 Act, the approval of an investment advisory agreement or any change in a fundamental policy would be acted upon separately by the series affected. Matters such as ratification of the independent public accountants and election of Directors are not subject to separate voting requirements and may be acted upon by shareholders of the Company voting without regard to series.



        On January 28, 2000, the Adviser invested $50,000 in shares of each Fund at $10.00 per share, as seed capital. The Adviser will control the Fund until public shareholders begin investing in each of the Funds thereby diluting the ownership of Fund shares by the Adviser.


                               PURCHASE OF SHARES

Shares of each Fund are sold on a continuous basis and may be purchased at the net asset value per share next determined after the receipt of an order by the Fund's Transfer Agent in good order with accompanying check or other bank wire payment arrangements satisfactory to the Funds. Each Fund's shares are sold on a no-load basis. The minimum initial investment in each Fund is $1,000 (except for retirement accounts for which the minimum initial investment is $500) and the minimum subsequent investment is $100.

                          DIVIDENDS AND DISTRIBUTIONS

        Net investment income, if any, is declared as dividends and paid annually. Substantially all the realized net capital gains for each Fund, if any, are also declared and paid on an annual basis. Dividends and distributions are payable to shareholders of record at the time of declaration.



        Distributions from each Fund are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.





                                 NET ASSET VALUE



        The method for determining each Fund's net asset value is summarized in the Prospectus in the text following the heading "Valuation of Shares." The net asset value of a Fund's shares is determined on each day on which the NYSE is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, President's Day, Good Friday, Martin Luther King, Jr. Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.





                             PERFORMANCE COMPARISONS



        Total return quoted in advertising and sales literature reflects all aspects of each Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in a Fund's net asset value during the period.



        Each Fund's total return must be displayed in any advertisement containing the Fund's yield. Total return is the average annual total return for the 1-, 5- and 10-year period ended on the date of the most recent balance sheet included in the Statement of Additional Information, computed by finding the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:



                                 P(1 + T)n = ERV



Where:

   P     =     a hypothetical initial investment of $1000




   T     =     average annual total return




   n     =     number of years



   ERV   =     ending redeemable value of a
               hypothetical $1000 payment made at the
               beginning of the 1-, 5- or 10-year
               periods at the end of the 1-, 5-or
               10-year periods (or fractions
               thereof).



        Because the Funds have not had a registration in effect for 1, 5 or 10 years, the period during which the registration has been effective shall be substituted.



        Average annual total return is calculated by determining the growth or decline in value of a hypothetical historical investment in each Fund over a stated period and then calculating the annual compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual total return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.



        In addition to average annual total returns, each Fund may quote unit asset value or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Performance information may be quoted numerically or in a table, graph, or similar illustration.



        Each Fund's performance may be compared with the performance of other funds with comparable investment objectives, tracked by fund rating services or with other indexes of market performance. Sources of economic data that may be considered in making such comparisons may include, but are not limited to, rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; data provided by the Investment Company Institute; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Funds may also each utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

        The agencies listed below measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.



           Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.



           Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent the fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.



           CDA/Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.



           Independent publications may also evaluate each Fund's performance. The Funds may from time to time each refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

                              REDEMPTION OF SHARES



        Redemption of shares, or payment for redemptions, may be suspended at times (a) when the NYSE is closed for other than customary weekend or holiday closings, (b) when trading on the NYSE is restricted, (c) when an emergency exists, as a result of which disposal by a Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.





                             ORGANIZATION OF COMPANY



        Each of The Super Index Fund and The InvestmentWizard Fund is a series of Investa Management Co., Inc., a registered Maryland corporation organized on May 14, 1999. As of the date of this Statement of Additional Information, all of the outstanding shares of the Funds are owned by the Adviser. As indicated above, the Adviser is controlled by Mr. Derek Hoggett. As a result, as of such date, the Funds may be deemed to be controlled by Mr. Hoggett.



        The Board of Directors may establish additional funds (with different investment objectives and fundamental policies) and additional classes of shares at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Funds' shareholders. Shares do not have preemptive rights or subscription rights. All shares when issued, will be fully paid and non- assessable by the Company. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the assets of the Fund.





                        COUNSEL AND INDEPENDENT AUDITORS



        Legal matters in connection with the Company, including the issuance of shares of common stock of each Fund, are passed upon by Spitzer & Feldman P.C., 405 Park Avenue, New York, New York 10022. McCurdy & Associates, CPAs, Inc., 27955 Clemens Road, Westlake, Ohio 44145 have been selected as independent auditors for each of the Funds.




                                OTHER INFORMATION



        The investment adviser for each of the Funds is Investa, Inc., a Texas corporation organized in 1981. Investa, Inc. was registered as an investment adviser with the SEC from June 17, 1983 to

July 8, 1997 and has been continuously registered as an investment adviser with the SEC from June 8, 1999 to date. The Company has filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. Such registrations do not imply approval or supervision of either Fund or the Adviser by the SEC.



           For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.



                              FINANCIAL STATEMENTS



           The Company's balance sheet as of January 28, 2000 is set forth below. It has been audited by the Company's independent auditors, McCurdy & Associates, CPAs, Inc., whose report thereon is set forth below. The balance sheet is included herein in reliance upon their authority as experts in accounting and auditing.

                                     PART C
                                     ------

            Item 23.           Exhibits.


                       *(a)    Articles of Incorporation;


                       *(b)    By-Laws of the Company;


                        (c)    Not Applicable.


                      **(d)    Form of Investment Advisory Agreement.


                      **(e)    Form of Distribution Agreement.


                        (f)    Not Applicable.


                      **(g)    Form of Custody Agreement.




                      **(h)    Form of Administrative Service Agreement.




                    **(h-1)    Form of Transfer Agency Agreement.




                     **(i) Opinion of Spitzer & Feldman P.C. as to the legality of the securities being registered, including their consent to the filing thereof and as to the use of their name in the Prospectus.


                    **(i-2) Opinion of Venable, Baetjer and Howard, LLP, as Maryland counsel, as to matters of Maryland law.



                    **(i-3) Consent of McCurdy & Associates, CPAs, Inc. independent auditors.


                        (k)    Not Applicable.


                      **(l)    Form of Subscription Letter.


                      **(m)    Distribution (12b-1) Plan.



                        (n)    Not Applicable.





* Filed with the Securities and Exchange Commission as an Exhibit to the Registration Statement on Form N-1A (Reg. No. 333-81147) filed on June 29, 1999.

** Filed with the Securities and Exchange Commission as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (Reg. No. 333-81147) filed on December 6, 1999.



***  Filed herewith.




Item 24.     Persons Controlled by or Under Common Control With Registrant.



             Not applicable




Item 25.     Indemnification.



              (a) In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article NINTH of the Registrant's Articles of Incorporation provides as follows:



              "NINTH:(1) The Corporation shall indemnify (i) its currently acting and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.



              (2) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal."



              Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11300 under the 1940 Act in connection with any indemnification.

Item 26.      Business and Other Connections of Investment Adviser.

              Investa, Inc. serves as investment adviser to each Fund. Set forth below are the names of the directors and officers of the Adviser:


              Derek J. Hoggett         President, Secretary, Treasurer, and Sole
                                       Director


              Scott B. Stokes          Vice President



Item 27.      Principal Underwriter.


              (a) The principal underwriter of the Company's shares currently acts as a principal underwriter for other investment companies.



              (b) The following table contains information with respect to each director, trustee, officer or partner of each principal underwriter named in the answer to Item 20:




           (1)                        (2)                        (3)
    NAME AND PRINCIPAL         POSITIONS AND OFFICES      POSITIONS AND OFFICES
    BUSINESS ADDRESS*            WITH UNDERWRITER            WITH REGISTRANT
    -----------------            ----------------            ---------------

     Michael Miola*               President, and                Director
                                  Chief Executive Officer


          *c/o The Hauppauge Corporate Center
           150 Motor Parkway
           Hauppauge, NY 11788





Item 28.   Location of Accounts and Records.



           The accounts and records of the Company required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are located, in whole or in part, at the office of the Adviser at 551 Fifth Avenue, New York, New York 10176. The Adviser can also be contacted by telephone at (212) 599-4340; except transfer agency records which are maintained at the offices of the Administrator, American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788 and custodial records which are maintained at the offices of the Custodian at 350 California Street, San Francisco, California 94104.



Item 29       Management Services.

              Not Applicable



Item 30.      Undertakings.

              Not Applicable

                                   SIGNATURES



           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston and State of Texas, on the 31st day of January, 2000.



                                                INVESTA MANAGEMENT CO., INC.


                                                By: /S/  DEREK J. HOGGETT
                                                   ----------------------
                                                   Derek J. Hoggett, President



           Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.






/s/ DEREK J. HOGGETT          President, Treasurer, and        January 31, 2000
-----------------------
Derek J. Hoggett              Chairman of the Board of Directors



/s/ MICHAEL MIOLA             Director                         January 31, 2000
-----------------------
Michael Miola



/s/ DONALD WEBER              Director                         January 31, 2000
----------------------
Donald Weber



/s/ TUCKER COUGHLEN           Director                         January 31, 2000
------------------------------------------
Tucker Coughlen



/s/ DR. KENNETH LEHRER        Director                         January 31, 2000
-----------------------------------------
Kenneth Lehrer



     The above persons signing as Directors are all of the members of the Company's Board of Directors.